Exhibit 99.2

BlackRock Completes Acquisition of Global Infrastructure Partners

NEW YORK – October 1, 2024 – BlackRock, Inc. (NYSE: BLK) and Global Infrastructure Partners (“GIP”) announce the successful completion of BlackRock’s acquisition of GIP. The combination creates an industry leader in infrastructure across equity, debt and solutions – providing a diverse range of infrastructure sector expertise and exposure across developed and emerging markets. The combined infrastructure platform will be branded Global Infrastructure Partners (GIP), a part of BlackRock. GIP will continue to be led by Bayo Ogunlesi and the Office of the Chairman. With approximately $170 billion in AUM, the platform will field a 600-person strong global team that manages a diversified portfolio of more than 300 active investments with operations in over 100 countries. With this combination, BlackRock consolidates over $100 billion of private markets AUM, and approximately $750 million of run rate management fees, boosting private markets AUM by approximately 40% and expanding run rate revenues.

“Infrastructure represents a generational investment opportunity. Through the combination of BlackRock and GIP, we are well positioned to capitalize on the long-term structural trends that will continue to drive the growth of infrastructure and deliver superior investment opportunities for clients globally,” said Laurence D. Fink, BlackRock Chairman and CEO. “We are thrilled to welcome Bayo and the talented GIP team to BlackRock and look forward to providing our clients this combined depth and bench of infrastructure investment expertise.”

“We are excited to embark on this new chapter as Global Infrastructure Partners (GIP), a part of BlackRock, with the goal of creating the premier global infrastructure investing firm,” said Bayo Ogunlesi, Global Infrastructure Partners’ Chairman and Chief Executive Officer. “The combination of our institutional intellectual capital, investing and business improvement capabilities, global footprint, corporate and government relationships will allow us to deliver attractive investments for our investors and innovative solutions for our customers.”

BlackRock plans to appoint Bayo Ogunlesi to its Board of Directors at the next regularly scheduled Board meeting.

Perella Weinberg Partners served as lead financial advisor to BlackRock, with Skadden, Arps, Slate, Meagher & Flom and Fried, Frank, Harris, Shriver & Jacobsen LLP acting as legal counsel. Evercore served as lead financial advisor and Kirkland & Ellis LLP and Debevoise & Plimpton LLP acted as legal counsel to GIP.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

BlackRock Media Relations

Ed Sweeney

646-231-0268

Ed.Sweeney@BlackRock.com

BlackRock Investor Relations

Caroline Rodda

212-810-3442

Caroline.Rodda@BlackRock.com

Global Infrastructure Partners (GIP) Media Relations

Mustafa Riffat

646-216-7788

Mustafa.Riffat@global-infra.com

Special Note Regarding Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its SEC reports. These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including BlackRock’s proposed acquisition of Preqin Holding Limited (“Preqin” and together with GIP, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including GIP and Preqin; (8) risks related to the Transactions, including the expected closing date of Preqin, the possibility that Preqin does not close, including, but not limited to, due to the failure to satisfy closing conditions, the possibility that expected synergies and value creation from either of the Transactions will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions, from the Transactions; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of artificial intelligence; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding environmental, social and governance matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock’s business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10–K and BlackRock’s subsequent filings with the SEC discuss these factors in more detail and identify additional factors that can affect forward-looking statements.